United States

                  Securities and Exchange Commission

                        Washington, D.C. 20549



                               FORM 8-K



                            Current Report

                  Pursuant to Section 13 or 15(d) of

                 The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 20, 2010



                       Monza Ventures Inc.

        (Exact name of registrant as specified in its charter)


        Nevada                                N/A
(State of incorporation)          (IRS Employer Identification No.)

		   1018 HUGUANG RD., CHANG CHUN, CHINA,
                           130012
    (Address of principal executive offices with zip code)



                        011-86-43185918321


         (Registrant's telephone number, including area code)

                                 N/A

        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


_____________________________________________________________________________


Item 8.01 Other Events.

On September 20, 2010 the Stockholder's of the Company re-affirmed the election of Chen Wang,Peng Jian Zhi, Yuan Wei to the Board of Directors.

On September 20, 2010 the Stockholder's of the Company ratified Stan Lee, CPA as the Company's independant certified public accountant.


On September 20, 2010, the Stockholder's of the Company authorized the Forward Stock Split of our issued and outstanding Common Stock on a 7 for one (7:1) basis.The Forward Stock Split became effective on September 20, 2010. As a result of the Forward Stock Split, the Company increased its issued and outstanding shares of the Common Stock to 73,500,000 from 10,500,000.


On September 20, 2010 the Stockholder's of the Company did not ratify the name change from Monza Ventures Inc. to Arize Nutritional Gum Corp.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Monza Ventures Inc.

Signed: /s/ Chen Wang

Name: Chen Wang

Title: President

Date: February 23, 2010